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                               Craig Corporation

                            Stock Option Agreement

THIS AGREEMENT is made and entered into as of the 26th day of February, 1993 by and between CRAIG CORPORATION, a Delaware corporation (the "Company"), and S. CRAIG TOMPKINS (the "Employee").

                                  WITNESSETH:

WHEREAS, the Company desires to grant to Employee as of this 26th day of February, 1993 (the "date of the grant") an option to purchase all or any part of 17,500 shares of Class A Common Preference Stock of the Company upon the terms and conditions hereinafter set forth:

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

1.      Grant of Option. The Company grants to the Employee the right and option
        ---------------
to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of 17,500 shares of the Series A Common Preference Stock of the Company at the price of $10.50 per share, exercisable from time to time and subject to provisions of this Agreement prior to the close of business of February 25, 2003. The option granted hereby is intended to be a nonqualified stock option, and is not intended to be an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1954, as amended (the "Code").

2.      Exercisability of Option. Except as otherwise provided in the Agreement,
        ------------------------
this option may be exercised from time to time and for the number of shares as follows: 4,375 shares from February 26, 1993 through February 25, 1994, 8,750 shares from
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Stock Option Agreement
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February 26, 1994 through February 25, 1995, 13,125 shares from February 26,
1995 through February 25, 1996 and 17,500 share from February 26, 1996 through February 25, 2003.

3.   Method of Exercise of Option and Payment of Purchase Price.  This option
     ----------------------------------------------------------
shall be exercisable by the delivery to the Secretary of the Company of a written notice stating the number of shares to be purchased pursuant to the option and accompanied by payment of the purchase price in full in cash or by check made payable to the order of the Company. In addition, the Employee (or the person or persons exercising the option if the Employee is deceased) shall furnish any written statements required pursuant to Section 9 below. Fractional share interests shall be disregarded except that they may be accumulated.


4.   Effect of Termination of Relationship.  This option and all other rights
     -------------------------------------
hereunder, to the extent such option or rights shall not have been exercised, shall terminate and become null and void at such time as the Employee ceases to be an Employee of the Company, except that:

        a) In the event of the Employee terminates or is terminated as a result of permanent disability, he may at any time within ninety
             (90) days after such termination exercise this option to the extent this option was exercisable at the date of such termination; and

        b) In the event of the death of the Employee while in the employ of the Company, or within ninety (90) days after termination as a result of permanent disability as described in clause a) of this
             Section 4, then this option, to the extent that the Employee was entitled to exercise this option on the date of his/her death (or earlier termination), may be exercised within ninety (90) days


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Stock Option Agreement
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                after such death by the person or persons to whom the Employee's rights under this option shall pass by will or by the applicable laws of descent shall pass by will or by the applicable laws of descent provided, however, that in no event may this option be exercised by anyone under this Section or otherwise, after the expiration date provided in Section 1 hereof.

5.      Non-Assignability of Option. During the Employee's lifetime, this option
        ---------------------------
and any other rights hereunder may be exercised only by the Employee. This option and such rights shall not be offered, sold, transferred, assigned, pledged, hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise) except by will or the laws of descent and distribution, and shall not be subject to execution, attachment or similar process.

6.      Adjustments and Other Rights. The rights of the Employee hereunder are
        ----------------------------
subject to equitable adjustments and modifications in certain circumstances and upon occurrence of certain events including a reorganization, merger, combination, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation and certain stock purchases or acquisitions, as set forth in or pursuant to Sections 3.1 and 3.3 of the Company's 1984 Stock Option Plan (the "Plan").

7.      Limitation of Employee's Rights. Neither the Employee nor any other
        -------------------------------
person entitled to exercise this option shall have any of the rights or privileges of a Shareholder of the Company in respect of any shares issuable upon exercise of this option unless and until a certificate representing such shares shall have been issued in the name of the Employee or such person.
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Stock Option Agreement
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8.   Effect of Agreement. This Agreement shall be assumed by, binding upon and
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inure to the benefit of any successor corporation to the Company, as provided in
Section 3.2 of the Plan.

9.   Representations of the Employee.  The Employee represents, agrees and
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certifies that:

     a) If the Employee exercises this option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended (the "Act"), a registration statement relating to the shares issuable upon exercise hereof and available for delivery to him a prospectus meeting the requirements of Section 10 a) 3) of the Act, the Employee will acquire the shares issuable upon such exercise for the purpose of investment and not with a view to their resale or distribution and upon each such exercise of this option the Employee will furnish to the Company a written statement to such effect, satisfactory in form and substance to the Company and its counsel;

     b) If and when the Employee proposes to offer to sell shares which are issued to the Employee upon exercise of this option at a time when there is not in effect under the Act a registration statement relating to the resale of such shares and available for delivery a prospectus meeting the requirements of Section 10 a) 3) of the Act, or if the Employee is then an officer, director or holder of 10% or more of the stock of the Company, the Employee will notify the Company prior to any such offering or sale and will abide by the opinion of counsel of the Company as to whether and under what conditions and circumstances, if any, he may offer and sell such shares; and

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      c)  No shares may be acquired hereunder pursuant to exercise of the option granted hereby unless and until any then applicable requirements of the Securities and Exchange Commission, the California Department of Corporations, other regulatory agencies, including any other state securities law commissioners, having jurisdiction over the Company or such issuance, and any exchanges upon which Common Stock of the Company may be listed shall have been fully satisfied.

The Employee understands that the certificate or certificates representing the shares acquired pursuant to this option may bear a legend referring to the foregoing matters and any limitations under the Act and state securities laws with respect to the transfer of such shares, and the Company may impose stop transfer instructions to implement such limitations, if applicable. Any person or persons entitled to exercise this option under the provisions of Sections 4 or 5 above shall be bound by and obligated under the provisions of this Section 9 to the same extent as if the Employee.

10.   Withholding.  The provisions of Section 3.6 of the Plan shall govern any
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withholding that the Company is required to make with respect to the exercise of this option.

11.   Notices.  Any notice to be given under the terms of this Agreement or
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pursuant to the Plan shall be in writing and addressed to the Secretary of the
Company at its principal office and to the Employee at the address given beneath the Employee's signature hereto, or at such other address as either party may hereinafter designate in writing to the other.

12.   Laws Applicable to Construction.  The interpretation, performance and
      -------------------------------
enforcement of this Agreement and all rights and obligations of the parties hereunder shall be governed by the laws of the State of California.

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Stock Option Agreement
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13.  1984 Stock Option Plan. Although this Option has not been issued pursuant
     ----------------------
to and, accordingly, is not subject to the Plan, the Parties have for convenience incorporated by reference certain provisions of the Plan into this agreement with the intent that such incorporated provisions be applicable to the same extent as though set out in the full agreement, but with references in the Plan to Common Stock being interpreted as references to Series A Common Preference Stock. The Employee acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Employee has hereunto set his hand.


CRAIG CORPORATION


By: /s/ James J. Cotter
   ------------------------------
     James J. Cotter, Chairman

EMPLOYEE

/s/ S. Craig Tompkins
---------------------------------
         (Signature)
          S. Craig Tompkins

4928 Vineta Avenue
La Canada Flintridge, CA  91011

Executed: March 8, 1997